Exhibit 10.39

Private and Confidential

November 12, 2021

TheNumber, LLC 1

World Trade Center

85th Floor

New York NY 10007

Re: Amended and Restated Technology Integration and License Agreement

Dear Sofia:

TheNumber, LLC (“TheNumber”) and Better Holdco, Inc. and its subsidiaries (“Better” and, together with TheNumber, the “Parties” and each a “Party”) believe that TheNumber’s existing technology infrastructure can enhance Better’s ability to provide a transaction-agnostic, self-resolving, discoverable interface atop Better’s ever-growing pool of high-value, high-fidelity customer data while limiting unnecessary re-development risk. This Amended and Restated Technology Integration and License Agreement (this “Letter Agreement”) between TheNumber and Better supersedes and replaces the Technology Integration and License Agreement entered into by and between the parties on September 10, 2021, which as of the effective date of this Letter Agreement, shall be of no further force or effect. This Letter Agreement provides for the (1) joint development and proof of concept of Phase One and Phase Two of the Consumer Credit Profile set forth in Exhibit A hereto, and (2) the continued provision of certain Existing Services (as defined below) by TheNumber to Better.

In consideration of the mutual covenants set out in this Letter Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by us and your acceptance and acknowledgement of this Letter Agreement, the Parties agree as follows:

1.

Provision and Joint Development of Consumer Credit Profile. TheNumber shall (i) provide Better with access to, and copies of, the Product (as defined in Exhibit A), and (ii) use commercially reasonable efforts to jointly develop, together with engineers employed by Better, the Consumer Credit Profile through Phase One and Phase Two as set forth in Exhibit A hereto.

2.

Continuation of Existing Services. TheNumber shall use commercially reasonable efforts to continue providing the services set forth in Exhibit B hereto (collectively, the “Existing Services”), including by [***].

3.	Intellectual Property Rights.

a.

TheNumber hereby grants Better a royalty-free, fully paid-up, worldwide, irrevocable (other than pursuant to Section 5), non-exclusive license under any and all intellectual property rights (including any rights in patents, trade secrets, copyrights, software, data or any other intellectual property rights, but excluding any rights in trademarks or service marks) (collectively, “IP”) owned or sublicensable by TheNumber in connection with the development, configuration, compilation, use, display, modification, maintenance, reproduction and any other exploitation of the Consumer Credit Profile (including, for the avoidance of doubt, the Product and any IP therein to the extent used or incorporated in the Consumer Credit Profile), and to make full use and exploitation of the Existing Services, in each case, for Better’s and its affiliates’ own business purposes.

b.

Better shall have the right to grant non-transferable sublicenses, solely within the scope of the license granted to Better under Section 3.a, to (i) Better’s affiliates, provided that any sublicense granted to an affiliate will automatically and immediately terminate once such entity ceases to constitute an affiliate of Better, (ii) service providers and consultants of Better or its affiliates in connection with providing services to or on behalf Better or its affiliates, and (iii) customers of Better or its affiliates solely to the extent necessary for such customers to use products or services provided by or on behalf of Better or its affiliates, provided that, with respect to software, such rights to customers shall be limited to object code formats only.

c.

As between the Parties, TheNumber shall remain the sole and exclusive owner of any and all IP that is owned by TheNumber as of the date of this Letter Agreement, including any such IP in or to the Product as it exists as of the date hereof.

d.

Any IP developed in or with respect to the Consumer Credit Profile under this Letter Agreement after the date hereof (“CCP IP”) shall be owned by TheNumber. If and to the extent any CCP IP becomes owned or jointly owned by Better under applicable law, Better hereby assigns to TheNumber all of its right, title and interest in and to such CPP IP. For the avoidance of doubt, the CCP IP shall be included within the scope of IP licensed under Section 3.a.

e.	Other than as expressly set forth in this Section 3, nothing in this Letter Agreement shall transfer any right of ownership or grant any license or other rights in or with respect to IP.

4.

Designated Consultants. Better may engage, in a personal capacity as independent consultants, the employees employed by TheNumber listed in Exhibit C hereto as Better determines necessary and appropriate based on the scope of work required in connection with Phase One and Phase Two of the Consumer Credit Profile.

5.	Termination. [***]

6.	Effect of Termination: [***]

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7.

Entire Agreement. Subject to the second sentence of this Section 7, this Letter Agreement contains all of the terms agreed upon or made by the Parties relating to the subject matter of this Letter Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings, communications and public or private disclosures of the Parties, oral or written, respecting such subject matter. Without prejudice to the immediately preceding sentence, this Letter Agreement is distinct and independent from the Data and Analytics Services Agreement entered into by and between TheNumber and Better Mortgage Corporation dated as of August 25, 2016 and amended on December 6, 2016 and November 29, 2017 (collectively, the “Services Agreement”), and this Letter Agreement does not amend, alter, repeal or terminate the Services Agreement in any way.

8.

Amendments and Waivers. No provision of this Letter Agreement may be amended, modified, waived or discharged except as agreed to in writing by the Parties. The failure of a Party to insist upon strict adherence to any term of this Letter Agreement on any occasion shall not be considered a waiver thereof or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term of this Letter Agreement.

9.

Binding Effect; Assignment. This Letter Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party of all or any portion of its rights, obligations or liabilities under this Letter Agreement shall be permitted without the prior written consent of the other Party to this Letter Agreement.

10.

Headings. The headings of the Sections of this Letter Agreement are for convenience of reference only, and are not to be considered in construing the terms and provisions of this Letter Agreement. References to a “Section” of or “Exhibit” to this Letter Agreement shall be deemed to refer to the indicated Section of or Exhibit to this Letter Agreement, unless the context clearly indicates otherwise.

11.	Confidentiality.

a.

Each of Better and TheNumber shall keep confidential and shall not disclose, or permit any of its respective Disclosure Recipients (as defined below) to disclose, any information or materials regarding the terms of this Letter Agreement, or any confidential or proprietary information or materials (including data) that such Party (the “Receiving Party”) receives, directly or indirectly, from the other Party (the “Disclosing Party”) and which the Receiving Party knows or reasonably should know constitutes confidential or proprietary information of the Disclosing Party (such information, “Confidential Information,” it being understood that any source code constituting either the Product or CCP IP is Confidential Information of TheNumber), except (and then only) to the extent that (i) the disclosure of such Confidential Information is expressly required by applicable law, including federal or state securities laws, or by applicable stock exchange rules, (ii) the information or materials were previously known to the Receiving Party, other than as disclosed to it, directly or indirectly, by the Disclosing Party (in which case such information and materials shall not constitute Confidential Information), (iii) such Confidential Information becomes publicly known other than through the actions or inactions of the other Party or its Disclosure Recipients (after which such information or materials shall no longer be considered “Confidential Information”), or (iv) such Confidential Information is disclosed by the Receiving Party to its Disclosure Recipients that have a need for access and who are bound by confidentiality obligations no less restrictive than those provided in this Letter Agreement, provided that any such Disclosure Recipient to whom such Confidential Information is disclosed agrees to keep such Confidential Information confidential to the same extent as if such Disclosure Recipient is required under applicable law, agreement or professional obligations to keep confidential information of the Receiving Party confidential, and the Receiving Party shall be responsible for any breach of confidentiality by its Disclosure Recipient as if such breach were committed directly by the Receiving Party.

b.

Without limiting the foregoing, in the event that a Receiving Party or any of its Disclosure Recipients is required by any applicable law, stock exchange rule, statute, governmental rule or regulation or judicial or governmental order, judgment or decree to disclose any Confidential Information of the Disclosing Party, unless otherwise agreed to by the Disclosing Party, prior to such disclosure, the Receiving Party shall promptly notify the Disclosing Party (to the extent not prohibited by applicable law from giving notice) in writing of such anticipated disclosure, which notification shall include the nature of the legal requirement and the extent of the required disclosure, and (except where such disclosure is required to be made pursuant to a routine request by an agency or similar body that regulates such entity or any of its activities) such Receiving Party shall cooperate with the Disclosing Party to preserve the confidentiality of such information consistent with applicable law (including by providing assistance as the Disclosing Party may reasonably request in order to seek a protective order or other appropriate relief, withholding disclosure of such Confidential Information until such time as it has been finally determined that such disclosure is required under applicable law, or such other reasonable measures as requested). Subject to the foregoing sentence, each Party in its capacity as the Receiving Party, and each of its Disclosure Recipients, may furnish that portion (and only that portion) of the Disclosing Party’s Confidential Information that the Receiving Party and its Disclosure Recipients are legally compelled or otherwise legally required to disclose.

c.

For purposes of this Section 11, “Disclosure Recipient” means, with respect to a Receiving Party, that Receiving Party’s affiliates, directors, officers, employees, consultants, representatives, agents, stockholders, attorneys, financing sources and other financial or professional advisors.

12.	Data Security.

a.

If any data is made available or accessible to TheNumber, its employees, agents or contractors, pertaining to Better’s business or financial affairs, or to Better’s projects, transactions, clients or customers, TheNumber will not store, copy, analyze, monitor or otherwise use that data except for the purposes set forth in this Letter Agreement for the benefit of Better. TheNumber will comply fully with all applicable laws, regulations, and government orders relating to personally identifiable information (“PII”) and data privacy with respect to any such data that TheNumber receives or has access to under this Letter Agreement or in connection with the performance of any services for Better.

b.

TheNumber has implemented and shall maintain an information security program which includes industry standard technical, administrative and physical security policies to protect Better’s data from unauthorized disclosure. TheNumber agrees to notify Better within seventy-two (72) hours if it becomes aware of any unauthorized access, copying, alteration, destruction, or use of Better’s customer information, including PII, in violation of the terms of this Letter Agreement. TheNumber also agrees to notify Better within seventy-two (72) hours in the event of any security breach that results in a material risk to Better’s customer information, including PII.

c.

Better and TheNumber agree to reasonably assist each other in timely responding to any consumer “request to know” or “request to delete” (as defined pursuant to Data Protection Laws) and will promptly provide each other with information reasonably necessary for the other to respond to such requests.

d.	TheNumber agrees to promptly return all customer information, including PII, to Better upon the expiration or termination of this Letter Agreement, or at any time at Better’s request.

13.

Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given or made as follows: (a) when delivered in person or by a nationally recognized overnight courier (with written confirmation of receipt), (b) upon receipt of confirmation of successful transmission if sent by facsimile or email or (c) upon receipt if sent by certified or registered mail, return receipt requested, postage prepaid. Such communication shall be sent to the addresses indicated below:

a.	if to TheNumber, to:

TheNumber, LLC

1 World Trade Center

85th Floor

New York NY 10007

Attention: Sofia Skarlatos

[***]

b.	if to Better, to:

Better HoldCo, Inc.

3 World Trade Center

59th Floor

New York, NY 10007

Attention: Paula Tuffin

[***]

14.

Counterparts. This Letter Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document, binding on the Parties notwithstanding that each of the Parties may have signed different counterparts. A facsimile transmission or portable document format (PDF) file of this Letter Agreement bearing a signature on behalf of a Party shall be legal and binding on such Party. The Parties agree that this Letter Agreement may be electronically signed by one or more Parties. Any electronic signature used by a Party to sign this Letter Agreement shall be treated the same as handwritten signatures for the purposes of validity, enforceability and admissibility. Without limiting the foregoing, nothing in this Letter Agreement shall be construed to require a Party to sign this Letter Agreement by electronic signature.

15.

Governing Law. This Letter Agreement shall be governed by and construed in accordance with the laws of [***], without giving effect to principles or rules of conflicts of laws to the extent such principles or rules would require or permit the application of the substantive laws of another jurisdiction.

16.

Jurisdiction. The Parties hereto (a) agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of [***], and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (b) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

17.

Interpretation. Unless context otherwise requires, for the purposes of this Letter Agreement: (a) if a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb); (b) whenever the words “includes” or “including,” or “by way of example” or similar are used, they shall be deemed to be followed by the words “without limitation”; (c) the word “or” is not exclusive; (d) the words “hereto,” “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Letter Agreement shall refer to this Letter Agreement as a whole and not any particular provision of this Letter Agreement; and (e) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.”

18.

Further Assurances. Subject to and as soon as reasonably practicable following the successful completion of Phase One and Phase Two of the Consumer Credit Profile development, or upon such earlier time as the Parties mutually agree, the Parties shall cooperate and negotiate in good faith to enter into one or more agreements, on commercially reasonable and mutually agreed terms and conditions, related to the development of Phase Three of the Consumer Credit Profile set forth in Exhibit A hereto; provided that, nothing in this Letter Agreement shall be construed to impose upon either Party any binding legal obligation whatsoever to enter into any subsequent agreement related to the development of Phase Three of the Consumer Credit Profile.

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Very truly yours,

BETTER HOLDCO, INC.

By:	/s/ Paula Tuffin
Name: Paula Tuffin
Title: General Counsel

AGREED AND ACCEPTED:

THENUMBER, LLC

By:	/s/ Sofia Skarlatos
Name: Sofia Skarlatos
Title: Acting General Counsel

EXHIBIT A

CONSUMER CREDIT PROFILE PHASES

The “Consumer Credit Profile” as defined in the Letter Agreement will consist of the Product (as defined below) and additional software components and related databases, and will be developed to enable teams to quickly and easily access near-real-time data by navigating the graph of relationships in a low-friction and low-overhead manner.

Better believes that TheNumber’s technology infrastructure can enhance Better’s ability to provide a transaction-agnostic, self-resolving, discoverable interface atop Better’s ever-growing pool of high-value, high-fidelity customer data while limiting unnecessary re-development risk.

Phase One—Proof of Concept.

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Phase Two—Minimum Viable Product.

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Phase Three—Full Integration

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EXHIBIT B

EXISTING SERVICES

SERVICE	DESCRIPTION
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EXHIBIT C

THENUMBER EMPLOYEES

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